Exhibit 10.2(B)
AMENDMENT NO. 1
TO
DEVELOPMENT SERVICES AGREEMENT
This Amendment No. 1 to Development Services Agreement (the “Amendment”) is dated as of April 1, 2014 (the “Effective Date”), is between ACHAOGEN, INC. (“Achaogen”) and ARK Diagnostics, Inc. (“Ark”) and is issued pursuant to the Development Services Agreement (the “Agreement”) dated August 19, 2013, by and between Achaogen and Ark who are sometimes hereinafter jointly referred to as the “Parties” to this Amendment.
WHEREAS, the Parties have entered into the Agreement;
WHEREAS, the Parties wish to amend the Agreement as specified herein;
NOW THEREFORE, the Parties agree as follows:
Section 8(b) Process for Entering Into Commercialization Agreement

•	The date of April 1, 2014 shall be extended through July 1, 2014
Other than as amended herein, the Agreement remains in full force and effect.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date(s) set forth below and it will be effective as of the day and year first above written.

ACHAOGEN, INC.    ARK DIAGNOSTICS, INC.
By: /s/ Derek Bertocci    By: /s/ Johnny Valdez
Name: Derek Bertocci    Name: Johnny Valdez
Title: Chief Financial Officer    Title: President & CEO
Date: April 16, 2014    Date: 4/9/2014